U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2010

GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 29, 2010, Greatbatch, Inc. (the “Company”) issued a press release announcing its results for the quarter ended April 2, 2010. A copy of the release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information contained in this report under Item 2.02 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this report under Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREATBATCH, INC.

Dated:	April 29, 2010	By:	/s/ Thomas J. Mazza
Thomas J. Mazza
Senior Vice President & Chief Financial
Officer

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Greatbatch, Inc. dated April 29, 2010.